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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2001


                                AIRGATE PCS, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                        027455                       58-2422929
(State or other            (Commission File Number)             (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                   Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                 30303
Atlanta, Georgia                                                  (Zip Code)
(Address of principal executive offices)

                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

         Pursuant to an Agreement and Plan of Merger, dated August 28, 2001 between AirGate PCS, Inc., a Delaware corporation ("AirGate"), and iPCS, Inc., a Delaware corporation ("iPCS"), AirGate agreed to acquire iPCS via a merger of a wholly owned subsidiary of AirGate with and into iPCS. On November 14, 2001, iPCS filed its Quarterly Report on Form 10-Q reporting its results of operations for the quarter ended September 30, 2001. That Form 10-Q is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

     Exhibit No.                         Description
     -----------                         -----------

        99.1 iPCS, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 as filed by iPCS, Inc. with the Securities and Exchange Commission on November 14, 2001 and incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRGATE PCS, INC. (Registrant)


Date: November 16, 2001                     By:    /s/ Alan B. Catherall
                                               ---------------------------------
                                            Name:  Alan B. Catherall
                                            Title: Chief Financial Officer

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                                  EXHIBIT INDEX

         Exhibit No.                          Description
         -----------                          -----------

            99.1 iPCS, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 as filed by iPCS with the Securities and Exchange Commission on November 14, 2001 and incorporated herein by reference.

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